Fixed Assets	9 Months Ended
Sep. 30, 2021
Fixed Assets
Fixed Assets

6. Fixed Assets

6.1 Intangible assets

During the nine months ended September 30, 2021, the Group acquired intangible assets of EUR 2,273k (nine months ended September 30, 2020: EUR 5,879k). The acquisitions during the nine months ended September 30, 2021 and 2020 mainly related to licenses, software and prepayments made to acquire those.

6.2 Property, plant and equipment

During the nine months ended September 30, 2021, property, plant and equipment increased by 93,786k from the balance at December 31, 2020. This increase was due primarily to the purchase of technical equipment and machines and other equipment of EUR 8,907k (September 30, 2020: EUR 5,013k) as well as additional amounts recognized as construction in progress of EUR 84,384k for Company-owned equipment physically located at CMO facilities in Germany and the remaining amount mainly for Company’s GMP facilities.